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                                                                  EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


            In connection with the Annual Report of the Smith International, Inc. (the "Company") 401 (k) Retirement Plan (the "Plan") on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), We, Doug Rock, and Margaret K. Dorman, officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.

            A signed original of this written statement has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.


Date:       June 26, 2003            /s/ DOUG ROCK
            -------------------      --------------------------------------
                                     Doug Rock
                                     Chairman of the Board, Chief
                                     Executive Officer, President and
                                     Chief Operating Officer



Date:       June 26, 2003            /s/ MARGARET K. DORMAN
            -------------------      --------------------------------------
                                     Margaret K. Dorman
                                     Senior Vice President, Chief
                                     Financial Officer and Treasurer



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